UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2024

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		1-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 8, 2024, the Company held its 2024 Annual Meeting of Shareholders at which the Company’s shareholders voted on the following three proposals and cast their votes as described below.
Proposal 1 – Election of Directors
The shareholders elected the following Directors to serve a term expiring at the 2025 annual meeting of shareholders:

Nominee	For	Against	Abstentions	Broker Non-Votes
Joseph Alvarado	42,528,961	185,470	19,507	2,722,944
Rhys J. Best	42,614,571	99,931	19,436	2,722,944
Antonio Carrillo	42,627,588	87,435	18,915	2,722,944
Jeffrey A. Craig	42,627,772	87,361	18,805	2,722,944
Steven J. Demetriou	40,228,818	2,485,909	19,211	2,722,944
John W. Lindsay	42,627,849	86,648	19,441	2,722,944
Kimberly S. Lubel	42,605,411	110,441	18,086	2,722,944
Julie A. Piggott	42,608,398	107,628	17,912	2,722,944
Melanie M. Trent	42,477,299	238,500	18,139	2,722,944
Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated March 26, 2024, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
42,395,740	272,702	65,496	2,722,944
Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending December 31, 2024
The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, by the following vote:

For	Against	Abstentions
45,137,178	287,293	32,411

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

May 10, 2024	By:	/s/ Gail M. Peck
Name: Gail M. Peck
Title: Chief Financial Officer